                                                                   Exhibit 10.12

                              SIXTH AMENDMENT TO
                        MULTICURRENCY CREDIT AGREEMENT


         THIS SIXTH AMENDMENT TO MULTICURRENCY CREDIT AGREEMENT (this "Amendment") is entered into as of March 30, 2001 among SOLA INTERNATIONAL INC., a Delaware corporation (the "Company"), those certain Subsidiaries of the Company identified on the signature pages hereto, including American Optical Lens Company, a Delaware corporation, as Guarantor (the "Guarantor"), the Banks party hereto and BANK OF AMERICA, N.A. (formerly Bank of America National Trust and Savings Association), as Agent for the Banks (the "Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).


                                   RECITALS
                                   --------

         WHEREAS, the Company and certain Subsidiaries of the Company, as Borrowers (the "Borrowers"), certain other Subsidiaries of the Company as Subsidiary Guarantors, the Banks and the Agent entered into that certain Multicurrency Credit Agreement, dated as of June 14, 1996 (as amended by that certain Consent and Amendment No. 1 to Multicurrency Credit Agreement, dated as of March 31, 1997, that certain Amendment No. 2 to Multicurrency Credit Agreement, dated as of November 5, 1997 (the "Second Amendment"), that certain Amendment No. 3 to Multicurrency Credit Agreement, dated as of March 4, 1998 (the "Third Amendment"), that certain Fourth Amendment to Multicurrency Credit Agreement, dated as of October 31, 2000 (the "Fourth Amendment") and that certain Fifth Amendment to Multicurrency Credit Agreement and Waiver dated as of January 31, 2001, and as otherwise amended or modified from time to time, the "Credit Agreement");

         WHEREAS, the original Subsidiary Guarantors were released pursuant to the Second Amendment and the Third Amendment, and certain additional Borrowers were added pursuant to the terms thereof;

         WHEREAS, the Guarantor executed a Guaranty Agreement, dated as of January 31, 2001 (the "Guaranty"), guaranteeing to the Banks the full payment
                       --------
and performance of the obligations of the Borrowers under the Credit Agreement and the other Loan Documents;

         WHEREAS, the Company and the Guarantor executed a Security Agreement, dated as of January 31, 2001, (the "Security Agreement") whereby they pledged
                                    ------------------
certain assets to the Banks as security for their obligations under the Credit Agreement;

         WHEREAS, Section 7.14 of the Credit Agreement requires the Borrowers, upon the failure of certain conditions set forth therein, to pledge additional assets to the Banks no later than March 31, 2001;

         WHEREAS, the Borrowers have requested that the Majority Banks amend
Section 7.14 of the Credit Agreement;

         WHEREAS, the Majority Banks are willing to amend Section 7.14 of the Credit Agreement based upon and subject to the terms and conditions specified in this Amendment.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                   AGREEMENT
                                   ---------

                                   SECTION 1
                         AMENDMENT TO CREDIT AGREEMENT
                         -----------------------------

         1.1   New Definition. Section 1.01 of the Credit Agreement is
               --------------
amended to add the following new definition in the appropriate alphabetical order:

               "Guarantor" means American Optical Lens Company, a Delaware
                ---------
         corporation, as Guarantor under the Guaranty.

         1.2   Additional Collateral. Section 7.14 of the Credit Agreement is
               ---------------------
amended and restated in its entirety to read as follows:

               7.14   Refinancing. If (a) at any time UBS Warburg (or any other
                      -----------
         financial institution acceptable to the Majority Banks) is no longer actively involved in leading and arranging a high yield bond offering and/or other financing for the Company, in an aggregate amount not less than $185,000,000, the proceeds of which shall be used to repay the Obligations (the "Refinancing") or (b) subsequent to April 20, 2001, the Refinancing has not been consummated, the Borrowers shall, and shall cause the Guarantor to, immediately: (i) grant a security interest in all of their assets located in the United States not previously granted pursuant to the Security Agreement, pursuant to documentation reasonably acceptable to the Agent, and to take such action as requested by the Agent to perfect such security interests; and (ii) deliver such other documents, opinions and financing statements in connection therewith as reasonably requested by the Agent.


                                   SECTION 2
                             CONDITIONS PRECEDENT
                             --------------------

         2.1   Conditions Precedent. This Amendment shall not be effective until
               --------------------
the following conditions have been satisfied or waived by the Majority Banks:

               (a)    Documentation. Receipt by the Agent of copies of this
                      -------------
         Amendment duly executed by the Borrowers, the Guarantor and the Majority Banks.

               (b)    Fees. The payment by the Borrowers of an amendment fee of
                      ----
         $5,000 to each Bank that duly executes and delivers this Amendment on or before 5:00 p.m., Eastern Standard Time, on Thursday, March 29, 2001.



               (c)    Legal Expenses. The payment by the Borrowers of all
                      --------------
         reasonable out-of-pocket legal fees and expenses of the Agent.


                                    SECTION 3
                                  MISCELLANEOUS
                                  -------------

         3.1   Ratification and Reaffirmation of Loan Documents. The term
               ------------------------------------------------
"Credit Agreement" and "Agreement" as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms, including, without limitation, the Guaranty and the Security Agreement. The Borrowers and the Guarantor acknowledge and confirm that: (a) the Borrowers' obligation to repay the outstanding principal amount of the Loans and to reimburse the Issuing Bank for any drawing on a Letter of Credit is unconditional and, as of the date hereof, not subject to any offsets, defenses or counterclaims, (b) the Agent and the Banks have performed fully all of their respective obligations under the Credit Agreement and the other Loan Documents, (c) by entering into this Amendment, the Banks do not waive or release any term or condition of the Credit Agreement or any of the other Loan Documents or any of their rights or remedies under such Loan Documents or applicable law or any of the obligations of any of the Borrowers thereunder except as expressly set forth herein and (d) the liens established by the Security Agreement and the guaranty obligations set forth in the Guaranty are in full force and effect.

         3.2   Authority/Enforceability. Each of the Borrowers, the Guarantor,
               ------------------------
the Agent and the Banks party hereto represents and warrants as follows:

               (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

               (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

               (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

         3.3   Representation and Warranties. The Borrowers and the Guarantor
               -----------------------------
represent and warrant to the Banks that:

               (a) the representations and warranties of (i) the Borrowers set forth in Article VI of the Credit Agreement and (ii) the Guarantor set forth in the Guaranty, are true and correct as of the date hereof except for those that specifically relate to an earlier date; and

               (b) no event has occurred and is continuing which constitutes a Default or an Event of Default (other than as specifically waived hereby).

         3.4   General Release. In consideration of the Majority Banks entering
               ---------------
into this Amendment, the Borrowers and the Guarantor hereby release the Agent, the Banks, and the Agent's and the Banks' respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under the Credit Agreement, the Guaranty or any of the other Loan Documents on or prior to the date hereof.

         3.5   Counterparts/Telecopy. This Amendment may be executed in any
               ---------------------
number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered if requested.

         3.6   Further Assurances. Subject to Section 7.14 of the Credit
               ------------------
Agreement (as amended by this Amendment), each of the Borrowers and the Guarantor agrees to promptly take such action, upon the request of the Agent, as is necessary to carry out the intent of this Amendment, the Collateral Documents and the Loan Documents, including, but not limited to, such actions as are necessary to ensure that the Banks have a perfected security interest in the Collateral subject to no Liens other than Permitted Liens.

         3.7   GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS
               -------------
OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


                 [remainder of page intentionally left blank]

                                                                   Exhibit 10.12

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers or attorneys-in-fact as of the day and year first above written.

BORROWERS:                       SOLA INTERNATIONAL INC.,
----------
                                 a Delaware corporation

                                 By:    /s/ Steven M. Neil
                                     ---------------------------------------
                                 Name   Steven M. Neil
                                        ------------------------------------
                                 Title: CFO
                                        ------------------------------------


                                 SOLA INTERNATIONAL HOLDINGS LTD.
                                 (ACN007719708), a South Australian corporation

                                 SOLA OPTICAL HOLDINGS (U.K.) LIMITED,
                                 an English corporation

                                 SOLA OPTICAL S.A., a French corporation

                                 SOLA OPTICAL GMBH, a German corporation

                                 SOLA HONG KONG LIMITED,
                                 a Hong Kong corporation

                                 SOLA ADC LENSES LIMITED,
                                 an Irish corporation

                                 SOLA OPTICAL ITALIA S.P.A.,
                                 an Italian corporation

                                 SOLA OPTICAL JAPAN LIMITED,
                                 a Japanese corporation

                                 SOLA OPTICAL SINGAPORE PTE. LTD.,
                                 a Singapore corporation

                                 SOLA IFSC, an Irish
                                 unlimited liability company

                                 AMERICAN OPTICAL COMPANY
                                 INTERNATIONAL AG, a  Switzerland corporation

                                 By:    /s/ Steven M. Neil
                                     ---------------------------------------
                                 Name   Steven M. Neil
                                        ------------------------------------
                                 Title: CFO
                                        ------------------------------------
                                        of each of the foregoing entities

                     SIGNATURE PAGE TO SIXTH AMENDMENT TO
                        MULTICURRENCY CREDIT AGREEMENT
                           SOLA INTERNATIONAL, INC.


   GUARANTOR:                           AMERICAN OPTICAL LENS COMPANY,
   ---------
                                        a Delaware corporation


                                 By:    /s/ Steven M. Neil
                                     ---------------------------------------
                                 Name   Steven M. Neil
                                        ------------------------------------
                                 Title: CFO
                                        ------------------------------------

                     SIGNATURE PAGE TO SIXTH AMENDMENT TO
                        MULTICURRENCY CREDIT AGREEMENT
                           SOLA INTERNATIONAL, INC.




   BANKS:                          BANK OF AMERICA, N.A.
   -----                           (formerly Bank of America National Trust
                                   and Savings Association)
                                   individually in its capacity as a Bank
                                   and in its capacity as Agent



                                   By:   /s/ Henry Y. Yu
                                       ------------------------------
                                   Name:  Henry Y. Yu
                                         ----------------------------
                                   Title: Managing Director
                                          ---------------------------

                            THE BANK OF NOVA SCOTIA


                            By:  /s/ Jed Richardson
                               -----------------------------------------
                            Name:  Jed Richardson
                                 ---------------------------------------
                            Title:  Director
                                  --------------------------------------

                              FLEET NATIONAL BANK


                              By:
                                 ---------------------------------------
                              Name:
                                   -------------------------------------
                              Title:
                                    ------------------------------------

                              ABN AMRO BANK N.V.


                              By:  /s/ Jamie Dillon
                                 ---------------------------------------
                              Name:  Jamie Dillon
                                   -------------------------------------
                              Title: Senior Vice President
                                    ------------------------------------


                              By:  /s/ R. Clay Jackson
                                  --------------------------------------
                              Name:  R. Clay Jackson
                                    ------------------------------------
                              Title:  Senior Vice President
                                      ----------------------------------

                        COMMERZBANK AKTIENGESELLSCHAFT,
                      New York and Grand Cayman Branches


                        By: /s/ Christian Jagenberg
                            --------------------------------------------
                        Name: Christian Jagenberg
                              ------------------------------------------
                        Title: Senior Vice President and Manager
                               -----------------------------------------


                        By:  /s/ Steven F. Larsen
                             ------------------------------------------
                        Name:  Steven F. Larsen
                               ----------------------------------------
                        Title:  Senior Vice President
                                ---------------------------------------

                    WELLS FARGO BANK, NATIONAL ASSOCIATION


                    By:  /s/ Michael Chacon
                       ------------------------------------------------
                    Name:  Michael Chacon
                         ----------------------------------------------
                    Title:  Vice President
                           --------------------------------------------

                                  BNP PARIBAS


                                  By:   /s/ Debra Wright
                                      ----------------------------------
                                  Name:  Debra Wright
                                        --------------------------------
                                  Title:  Vice President
                                         -------------------------------


                                  By:  /s/ Jeffrey S. Kajisa
                                     ----------------------------------
                                  Name:  Jeffrey S. Kajisa
                                       --------------------------------
                                  Title:  Vice President
                                        -------------------------------

                      THE DAI-ICHI KANGYO BANK, LIMITED,
                      New York Branch


                      By:  /s/ Ying Yang
                         ----------------------------------------------
                      Name:  Ying Yang
                           --------------------------------------------
                      Title:   Account Officer
                            -------------------------------------------